UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 28, 2022
Date of Report (date of earliest event reported)

GENUINE PARTS COMPANY
(Exact name of registrant as specified in its charter)

GA		001-05690	58-0254510
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2999 WILDWOOD PARKWAY,
ATLANTA,	GA		30339
(Address of principal executive offices)			(Zip Code)

(678) 934-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders of Genuine Parts Company (the "Company") was held on April 28, 2022. At the Annual Meeting, the Company’s shareholders (1) elected each of the persons listed to serve as a director of the Company with terms to expire at the 2023 Annual Meeting; (2) approved on an advisory basis, the compensation of the Company's named executive officers, including the Company's compensation practices and principles and their implementation; and (3) ratified the selection of Ernst & Young LLP as independent auditors of the Company for 2022.

The results of the vote of the Company's shareholders for each proposal:

Proposal 1: Election of Directors.

Name	For Votes	Withheld Votes	Broker Non-Votes
Elizabeth W. Camp	108,308,080	662,578	12,269,531
Richard Cox, Jr.	108,087,361	883,296	12,269,531
Paul D. Donahue	100,936,746	8,033,912	12,269,531
Gary P. Fayard	108,102,859	867,798	12,269,531
P. Russell Hardin	106,798,555	2,172,102	12,269,531
John R. Holder	105,156,380	3,814,277	12,269,531
Donna W. Hyland	107,060,100	1,910,558	12,269,531
John D. Johns	93,685,029	15,285,628	12,269,531
Jean-Jacques Lafont	106,753,852	2,216,806	12,269,531
Robert C. “Robin” Loudermilk, Jr.	106,230,806	2,739,852	12,269,531
Wendy B. Needham	103,311,245	5,659,413	12,269,531
Juliette W. Pryor	107,932,581	1,038,077	12,269,531
E. Jenner Wood, III	106,785,371	2,185,287	12,269,531

Proposal 2: Advisory Vote on Executive Compensation.
The shareholders approved the compensation of the Company’s executive officers, including the Company’s compensation practices and principles and their implementation. The holders of 98,364,938 shares of Common Stock voted in favor of the proposal, holders of 10,227,794 shares voted against, holders of 377,926 shares abstained, and there were 12,269,531 broker non-votes.

Proposal 3: Ratification of Selection of Independent Auditors.
The shareholders ratified the selection of Ernst & Young LLP as independent auditors of the Company for 2022. The holders of 114,947,042 shares of Common Stock voted in favor of the ratification, holders of 6,202,684 shares voted against, holders of 90,462 shares abstained, and there were 0 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

April 29, 2022	By:	/s/ Carol B. Yancey

Name: Carol B. Yancey
Title: Executive Vice President and CFO